UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

RESOLUTE FOREST PRODUCTS INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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This filing consists of email communications by Resolute Forest Products Inc. (the “Company”) announcing the proposed transaction to its customers and stakeholders on July 11, 2022.

resolute
Forest Products

Announced acquisition agreement with the Paper Excellence Group

Last week, we announced that the Paper Excellence Group, through its wholly-owned subsidiary Domtar Corporation, a global diversified manufacturer of pulp and specialty, printing, writing, and packaging papers, and Resolute Forest Products Inc. have entered into an agreement under which Domtar will acquire all of the outstanding common shares of Resolute stock. The transaction will be carried out by way of a merger of Resolute with a newly created subsidiary of Domtar Corporation, which was acquired by Paper Excellence Group in 2021. **See link of the press release**

As the release indicates, this transaction will form a stronger and more resilient, diversified forest products company, positioned to compete on a truly global scale with a shared commitment to being a trusted business partner, dedicated to sustainability and to caring for its people and communities.

With this transaction, Resolute will accelerate its growth as it gains access to more tools, capital and opportunities to pursue its ambitions with the combined resources of the Paper Excellence Group.

Improved competitiveness is the best means to sustain long-term employment and the local and regional socio-economic well-being of our operating communities. Resolute has built a highly competitive company with great people, strong assets and a culture of excellence going back more than two hundred years. The high importance Resolute places on engagement with a range of stakeholders and overall sustainability leadership are two of the many reasons why Resolute is an excellent fit within the Paper Excellence Group. Paper Excellence and Resolute will maintain commitments to environmental protection established over the years and keep an unwavering focus on worker health and safety.

It is also important to note that collective bargaining agreements are not impacted by the transaction, and that Paper Excellence and Resolute will maintain programs and commitments in local communities.

This announcement is the first step in a process. In addition to stockholder approval, the transaction is subject to applicable regulatory approvals and the satisfaction of certain other customary closing conditions.

Seth Kursman
Vice President, Corporate Communications, Sustainability and Government Affairs
Resolute Forest Products

Additional Information and Where to Find It

In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder entitled to vote at the special meeting relating to the transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.resolutefp.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and security holders will also be able to obtain copies of the proxy statement (when available) and other documents filed with Canadian securities regulatory authorities by the Company at no charge through the website maintained by the Canadian Securities Administrators at www.sedar.com. Investors and stockholders of the Company are urged to read the proxy statement and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

Participants in the Merger Solicitation

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s proxy statement for its 2022 annual meeting of stockholders, the Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction when it becomes available.

Cautionary Statements Regarding Forward-Looking Statements

Statements in this document that are not reported financial results or other historical information of the Company are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, for example, statements included in this document relating to the potential benefits of the proposed transaction between the Company and Domtar Corporation; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Forward-looking statements may be identified by the use of forward-looking terminology such as the words “should,” “would,” “could,” “will,” “may,” “expect,” “believe,” “see,” “intends,” “continue,” “positioned,” “maintain,” “remain,” “build,” “pursue,” “accelerate,” “plan,” “grow,” “allow,” “look,” “provide,” “create,” “support,” “estimated,” “drive,” “maximize” and other terms with similar meaning indicating possible future events or potential impact on the Company’s business or its stockholders. The reader is cautioned not to place undue reliance on these forward-looking statements, which are not guarantees of future performance. These statements are based on management’s current assumptions, beliefs, and expectations, all of which involve a number of business risks and uncertainties that could cause actual results to differ materially. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: uncertainties as to the timing of the proposed transaction; the risk that the proposed transaction may not be completed in a timely manner or at all; the possibility that competing offers or acquisition proposals for the Company will be made; the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, including in circumstances that would require the Company to pay a termination fee or other expenses; the inability to recover softwood lumber duty refunds in a timely manner or at all; the effect of the pendency of the proposed transaction on the Company’s ability to retain and hire key personnel, its ability to maintain relationships with its customers, suppliers and others with whom it does business, its business generally or its stock price; and risks related to diverting management’s attention from the Company’s ongoing business operations. In addition, please refer to the documents that the Company files with the SEC on Forms 10-K, 10-Q and 8-K. These filings identify and address other important risks and uncertainties with respect to the Company and its business that could cause events and results to differ materially from those contained in the forward-looking statements set forth in this document. All forward-looking statements in this document are expressly qualified by the cautionary statements contained or referred to above and in the Company’s other filings with the SEC and the Canadian securities regulatory authorities. The Company disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.